UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  January 3, 2012

Senesco Technologies, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-31326	84-1368850
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

721 Route 202-206, Suite 130, Bridgewater, NJ	08807
(Address of Principal Executive Offices)	(Zip Code)

(908) 864-4444
(Registrant's telephone number, including area code)

Not applicable (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 8.01    Other Events.

On Janaury 3, 2012 Senesco Technologies, Inc. (“Senesco”) issued a press release announcing that the combination of lenalidomide and SNS01-T, the subject of Senesco’s on-going multiple myeloma clinical study, performs better than either treatment alone in mouse xenograft models of human mantle cell lymphoma.

The results will be presented by the Company during Biotech Showcase 2012 at 10:30 a.m. on Wednesday, January 11, 2012, in Track C at the Parc 55 Wyndham Hotel, 55 Cyril Magnin Street in San Francisco, California.

A copy of this press release is filed as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(d)      Exhibits.

Exhibit No.	Description

99.1	Press Release of Senesco Technologies, Inc. dated January 3, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SENESCO TECHNOLOGIES, INC.

Dated: January 3, 2012	By: /s/ Leslie J. Browne, Ph.D.
Name: Leslie J. Browne, Ph.D. Title: President and Chief Executive Officer